UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
R1 RCM INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)
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April 19, 2021
We are pleased to announce that our board of directors (the “Board”) is presenting David M. Dill as an additional nominee for election to the Board at the 2021 Annual Meeting of Stockholders to be held on May 20, 2021 (the “Annual Meeting”). The board of directors elected Mr. Dill as a director on April 18, 2021. Mr. Dill has been nominated to serve a one-year term expiring at the Annual Meeting of Stockholders in 2022.
Because this change adds Mr. Dill to the slate of directors proposed to be elected at the Annual Meeting, we are providing you with additional information in the enclosed Supplement to Proxy Statement and an amended proxy card to allow stockholders to vote on the election of Mr. Dill as a director. For technical purposes, the election of Mr. Dill as director is being considered as a separate proposal (Proposal No. 5).
You should resubmit your vote on all five proposals in your proxy or voting instructions by one of the alternatives described in the Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Dill to our Board.
Please read the Proxy Statement that was previously made available to stockholders and the attached Supplement in their entirety, as together they contain all of the information that is important to your decisions in voting at the Annual Meeting.
Thank you for your attention to this important matter.
Sincerely,
Joe Flanagan
President and Chief Executive Officer

AMENDED NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 20, 2021
The 2021 Annual Meeting of Stockholders of R1 RCM Inc. will be held on May 20, 2021, at 8:30 a.m., Central time, as a virtual meeting conducted via live webcast, to consider and act upon the following matters:
1.Elect the 10 nominees for director named in the proxy statement, each for a term ending at the 2022 Annual Meeting of Stockholders, and until his or her successor has been duly elected and qualified;
2.Approve our Third Amended and Restated 2010 Stock Incentive Plan to increase the number of shares authorized for issuance under our Second Amended and Restated 2010 Stock Incentive Plan by 9.6 million shares;
3.Vote on a non-binding advisory proposal to approve the compensation of our named executive officers;
4.Ratify the selection by the audit committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
5.Elect David M. Dill as a director for a term ending at the 2022 Annual Meeting of Stockholders, and until his successor has been duly elected and qualified; and
6.Transact such other business as may properly come before the meeting or any adjournment thereof.
The 2021 Annual Meeting of Stockholders will be held as a virtual meeting and can be accessed at this website: www.virtualshareholdermeeting.com/RCM2021. Follow the directions at that website to log into the meeting. Use the number printed on your proxy card to register on the site. We recommend that you log in at least fifteen minutes in advance of the meeting to ensure that you are logged in when the meeting starts.
Stockholders of record at the close of business on March 23, 2021, are entitled to receive this notice of our Annual Meeting and to vote at the Annual Meeting and at any adjournments of the meeting.
By Order of the Board of Directors,
M. Sean Radcliffe
Corporate Secretary
Chicago, Illinois
April 19, 2021

SUPPLEMENT TO PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 20, 2021
April 19, 2021
This Supplement to Proxy Statement (this “Supplement”) is furnished to the stockholders of R1 RCM Inc. (“we”, “us”, “our” or the “Company”) in connection with the solicitation of proxies for use at the 2021 Annual Meeting of Stockholders to be held on May 20, 2021 (the “Annual Meeting”), or at any adjournments or postponements thereof, pursuant to the accompanying Amended Notice of 2021 Annual Meeting of Stockholders. This Supplement and the Amended Notice of 2021 Annual Meeting of Stockholders supplement and amend the Notice of 2021 Annual Meeting of Stockholders and the Proxy Statement, each dated April 6, 2021.
This Supplement is being furnished to provide information related to Proposal No. 5, which has been newly added to the agenda for the Annual Meeting. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously sent to our stockholders.
On April 6, 2021, the Company filed its proxy statement (the “Proxy Statement”) relating to the Annual Meeting with the Securities and Exchange Commission and began mailing the Proxy Statement to its stockholders. Subsequent to that date, the board of directors of the Company (the “Board”) nominated David M. Dill as a director. These additional materials have been prepared to provide the Company’s stockholders with information regarding the new nominee for director that would have been included in the Proxy Statement had the nominee been nominated prior to the filing of the Proxy Statement.
Nomination of Director
David M. Dill has been nominated to fill a vacant Board seat. Mr. Dill has been nominated to serve a one-year term expiring at the Annual Meeting of Stockholders in 2022.
The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement dated April 6, 2021, in that the enclosed amended proxy card includes the additional Proposal No. 5. You should resubmit your vote on all five proposals by submitting the amended proxy card enclosed with this Supplement. If you have already voted and do not submit a new proxy card or new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Dill to our Board.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be Held on May 20, 2021

The Amended Notice of 2021 Annual Meeting of Stockholders, the Proxy Statement, this Supplement, the accompanying amended proxy card and our 2020 Annual Report are available for viewing, printing and downloading at http://www.r1rcm.com/proxy
and www.proxyvote.com

PROPOSAL 5 - ELECTION OF ADDITIONAL DIRECTOR
On April 18, 2021, the Board, acting upon the recommendation of the nominating and corporate governance committee, elected David M. Dill to the Board and nominated him for re-election at the Annual Meeting, to serve a one-year term expiring at the Annual Meeting of Stockholders in 2022. David M. Dill filled the vacant Board seat.
If re-elected at the annual meeting, Mr. Dill will serve a one-year term, or until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. Mr. Dill has indicated his willingness to serve as director if elected. Should Mr. Dill be unavailable to serve, proxies may be voted for a substitute nominee nominated by our Board. Management has no reason to believe that Mr. Dill will be unable or unwilling to serve if elected.
Business Experience of Mr. Dill
Mr. Dill, age 52, has served as the President and Chief Executive Officer of LifePoint Health, Inc. (“LifePoint”) since November 2018. Mr. Dill joined LifePoint in 2007 as Executive Vice President and Chief Financial Officer before serving in his most recent role as President and Chief Operating Officer from 2009 to 2018. Before joining LifePoint, he was Executive Vice President of Fresenius Medical Care North America and Chief Executive Officer in the East Division of Fresenius Medical Care Services, a wholly owned subsidiary of Fresenius Medical Care AG & Co. KGaA. Mr. Dill is a former chairman of the board for the Federation of American Hospitals (“FAH”) and currently serves as a member of the FAH’s board and Executive Committee. He is also incoming chair of the board of directors for the Nashville Health Care Council and a member of the board of trustees for the Murray State University Foundation. The Company believes Mr. Dill’s proven leadership, extensive experience as a healthcare executive, including as a chief executive officer, and experience serving on corporate boards qualify him to serve on the Board.
Stock Ownership of Mr. Dill
Mr. Dill does not beneficially own any shares of the Company’s common stock as of the date of this Supplement.
Commercial Agreements with LifePoint Health
In 2020, the Company recognized approximately $0.2 million in net services revenue from hospitals affiliated with LifePoint.
Contributions in lieu of Director Compensation
In connection with his appointment to the Board, the Board agreed that in lieu of paying director fees and granting an annual equity award to Mr. Dill, the Company will make an annual contribution to the LifeCare Disaster Recovery Fund in the amount of $50,000 and an annual contribution to The LifePoint Community Foundation in the amount of $140,000.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR MR. DILL. A PROPERLY SUBMITTED AMENDED PROXY CARD WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

Required Vote
Each share of common stock is entitled to one vote at the Annual Meeting. The nominees for directors receiving a plurality of the votes cast by holders of our common stock at the Annual Meeting or by proxy shall be elected to our Board.
If you withhold your vote on the election of Mr. Dill to our Board, it will have no effect on the outcome of the vote on Proposal 5. Shares of our common stock present at the Annual Meeting or represented by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists.
VOTING; REVOCABILITY OF PROXIES
With regard to the election of the nominees for directors named in Proposal 1, you may vote “FOR” the nominees or “WITHHOLD” your vote for the nominees. With regard to the election of the nominee for director named in Proposal 5, you may vote “FOR” the nominee or “WITHHOLD” your vote for the nominee. The nominees for directors receiving a plurality of the votes cast by holders of our common stock at the Annual Meeting or by proxy shall be elected to our board of directors.
If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the amended proxy card, your previous proxy will remain in effect, but it will not include any vote on Mr. Dill as a nominee for director. In order to vote on Mr. Dill as a nominee for director you must submit a vote on Proposal No. 5 and mail the amended proxy card, or attend the Annual Meeting and vote in person. If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your voting instruction form.
If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated on the most recently dated proxy. If no instructions are indicated on the amended proxy card, the proxy will be voted “FOR” the election of the nominees listed in Proposal 1; “FOR” the approval of the Third Amended and Restated 2010 Stock Incentive Plan; “FOR” the approval, on an advisory basis, of the compensation of our named executive officers; “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and “FOR” the election of Mr. Dill as an additional director.
You may revoke your proxy and change your vote at any time before your vote is due. You may vote again on a later date by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person if you have the right to vote in person. Mere attendance at the Annual Meeting will not automatically revoke your proxy unless you vote in person at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

OTHER MATTERS COMING BEFORE THE MEETING
As of the date of this Supplement, the board of directors does not know of any matters to be presented to the meeting other than the matters set forth in the attached Amended Notice of 2021 Annual Meeting of Stockholders. If any other matter properly comes before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

R1 RCM INC.
401 NORTH MICHIGAN AVENUE
CHICAGO, IL 60611

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RCM2021**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D52520-P51886 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

R1 RCM INC.

The Board of Directors recommends you vote FOR the Director nominees listed below:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael C. Feiner
02) Joseph Flanagan
03) John B. Henneman, III
04) Alex J. Mandl
05) Neal Moszkowski
06) Ian Sacks
07) Jill Smith
08) Anthony J. Speranzo
09) Anthony R. Tersigni
10) Albert R. Zimmerli

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To approve our Third Amended and Restated 2010 Stock Incentive Plan.	☐	☐	☐
3. To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐
4. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐

The Board of Directors recommends you vote FOR the Director nominee listed below:

5. Election of Additional Director

Nominee:

	For	Withhold
5a. David M. Dill	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D52521-P51886

R1 RCM INC.
Annual Meeting of Stockholders
May 20, 2021 8:30 AM (CT)
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Rachel Wilson and M. Sean Radcliffe and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of R1 RCM Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of R1 RCM Inc. to be held on May 20, 2021 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4 AND FOR THE ELECTION OF THE DIRECTOR NOMINEE NAMED IN PROPOSAL 5.

Continued and to be signed on reverse side